OMEGA PROTEIN®

Healthy Products for a Healthy World®

Investor Presentation Exhibit 99.2

The information presented herein may contain projections, predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of
the Securities Exchange Act of 1934. Forward-looking statements will use words like “may,” “may not,”
“believes,” “do not believe,” “expects,” “do not expect,” “anticipate,” “does not anticipate,” and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will be realized. Important factors that could cause actual results to differ materially from those included in these forward looking statements include: (1) our ability to meet our raw material requirements through our annual menhaden harvest, which is subject to fluctuations due to natural conditions over which we have no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of laws and regulations that may be enacted that may restrict our operations or the sale of products; (3) the impact of worldwide supply and demand relationships on prices for our products; (4) our expectations regarding demand and pricing for our products proving to be incorrect; (5) fluctuations in the Company’s quarterly operating results due to the seasonality of our business and our deferral of inventory sales based on worldwide prices for competing products; (6) the effect of the Deepwater Horizon oil spill on our business, operations and fish catch; and (7) the business, operations, potential or prospects for our new
Cyvex subsidiary, the dietary supplement market or the human health and wellness segment generally.
Forward Looking Statements

Agenda

Omega Protein: Pure Play on the Growth of High Quality
Protein Ingredients and Omega-3 fatty Acids
Favorable Supply Demand Outlook
Overview of What We Do
How We Plan to Grow
Review of our Business Divisions
Our Financial Performance

Omega Protein Corporation (NYSE: OME)
Pure play on high quality protein
ingredients and omega-3 fatty acids
Benefitting from increasing demand for
nutritional ingredients and limited supply
of fish meal and fish oil
Significant barriers to entry
Strong 2010 financial performance
$168M revenue
$18M net income
Strong balance sheet

People (Billions)

U.S. Dollar

Million Metric Tons

Thousand Metric Tons

Global Demand for Meat
World Population
Standards of Living
Developing Countries* GDP per Capita (PPP)
5.60
5.80
6.00
6.20
6.40
6.60
6.80
7.00
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
* As defined by the World Bank- 2010-2011
300
250
200
150
100
50
0
+37%
+27%
+17%
1980
1990 2000 2010
Beef
Pork
Poultry
Other
Global Demand for Seafood
Growing Demand for Protein Around the World
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
1994 1996 1998 2000 2002 2004 2006
Global Aquaculture Consumption Wild Catch
Total
Source:  World Population- World Bank, 2011. http://search.worldbank.org/data?qterm=population&language=EN&format=html;
Standards of Living- World Bank, 2011 http://data.worldbank.org/indicator/NY.GDP.PCAP.CD ; Global Demand for Meat- Hartog, L. “Global Perspective on Integrated Pork
Production”. Presented at the London Swine Conference, England.2006

Thousand Metric Tons

U.S. Dollar
Jan
Jun
Nov
Apr
Sep
Feb
Jul
Dec
May
Oct
Mar
Aug
Jan
Jun
Nov
Apr
Sep
2004
2005
2006
2007
2008
2009
2010

Thousand Metric Tons

U.S. Dollar
Jan
May
Sep
Jan
May
Sep
Jan
May
Sep
Jan
May
Sep
Jan
May
Sep
Jan
May
Sep
Jan
May
2004
2005
2006
2007
2008
2009
2010

OMEGA PROTEIN

Global Fish Meal Production
Global Fish Oil Production
Source:  IFFO, 2010
Average Fish Meal Prices (FOB from Peru )
Average Fish Oil Prices (FOB from Netherlands)
3,000
4,000
5,000
6,000
7,000
8,000
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
600
700
800
900
1,000
1,100
1,200
1,300
1,400
1,500
1,600
1994 1996 1998 2000 2002 2004 2006 2008
1994 1996 1998 2000 2002 2004 2006 2008
World Supply/Demand Imbalance

Our Business Fuels Healthy Living

Omega Protein
Corporation
Human Nutrition
Ingredients
Animal Nutrition
Ingredients
Plant Nutrition
Ingredients
Nutraceuticals
Functional Foods
Aquaculture Feed
Pet Food
Livestock Feed
Organic
Fruits and Vegetables

Reedville, VA
St. Louis, MO
Irvine, CA
Abbeville, LA
Moss Point, MS
Avondale, LA
Houston, TX
Cameron, LA
Cyvex Nutrition
Headquarters
Processing Facilities
Warehouses

OMEGA PROTEIN

Vertically Integrated: From Catch to Market
A sustainable
fishery
49 vessels and
34 spotter planes
4 meal and oil
processing plants
Fish oil refinery
and concentrating
capability
Sales and distribution
network into top
manufacturers
8
Vertically
Vertically
Integrated
Integrated

Focus on research and development
enhance production
improve health benefits of end
products
develop novel new products
Leverage customer relationships
Allocate funds based on return on capital
Additional product lines
Increase presence in human nutrition
Access opportunities in new markets
Add new customers in existing markets
Organic Growth
Organic Growth
Acquisitions
Acquisitions
How We Plan to Grow
Leverage existing protein and fatty acid platform to
expand line of nutritional ingredients
Leverage existing protein and fatty acid platform to
expand line of nutritional ingredients

Companion Animals 23%
Swine 29%
Dairy 11%
Other 4%
Aquaculture 33%

Companion Animals 13%
Beef 13%
Other 5%
Aquaculture 69%

OMEGA PROTEIN

2010 End Usage of OME Fish Meal
2010 End Usage of OME Fish Oil
• Aquaculture
• Companion Animals
• Swine
• Dairy
• Beef
• Poultry/Layers
• Fish meal
• Fish oil
Feed Ingredients
High-quality protein source with superior
amino acid profile and omega-3s
Contains 35% omega-3 fatty acids with a
balanced concentration of EPA and
DHA, plus additional DPA
Animal Nutrition: Our Core Business
Species

Thousand Metric Tons

Billion U.S. Dollar
$60
$58
$56
$54
$52
$50
$48
$46
$44
2004
2005
2006
2007
2008
2009
2010

Thousand Metric Tons
120,000
90,000
60,000
30,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

U.S. Dollar

Animal Nutrition: Market is Growing
Global  Swine Production by Volume
Global Aquaculture Production by Volume
Global Pet food Market by Retail Sales
Source: Aquaculture- FAO, 2011. http://www.fao.org/figis/servlet/SQServlet?file=/usr/local/tomcat/FI/5.5.23/figis/webapps/figis/temp/hqp_5836.xml&outtype=html
Swine- USDA. Foreign Agriculture Services. http://www.fas.usda.gov/dlp2/circular/1997/97-03/porkprod.htm
Petfood- http://www.graintec.com/fileadmin/templates/PDF/25thPres/OUTLOOK_PET_FOOD_Euromonitor_Lee_Linthicum.pdf
OME Revenue per Ton (U.S. Dollar)
$325
$374
$465
$489
$539
$563
$654
$784
$947
$806
$1,036
$0
$200
$400
$600
$800
$1,000
$1,200
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
0
20,000
40,000
60,000
80,000
2000 2001 2002 2003 2004 2005 2006 2007 2008

Million U.S. Dollar

CYVEX NUTRITION

OmegaPure.

SMART BALANCE
Fat Free Milk
Omega-3s
GRANOLA FLATS
Almond Crunch

OMEGA PROTEIN

Nutraceutical  Ingredients
Global Nutrition Industry
• Diverse product set of
nutritional ingredients
•
Supply the dietary
supplement
and functional
food markets
• Supports good health and
well-being
• Sales today represent a
fraction of the market
Source: “Global Nutrition Industry.” Nutrition Business Journal. March, 2010.
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
$50,000
$0
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
*2009-2014 are projections

Human Nutrition: Greatest Growth Potential

Million U.S. Dollar

Million U.S. Dollar

OMEGA PROTEIN

Source: “Global Omega-3 Industry Report.” Frost & Sullivan.  September 2009.;  “Top 5 Supplements”. Consumer Lab.com. Survey, 2011
Animal
Feed
5,243
End Use Applications of EPA and DHA Oils (Metric Tons)
Global Omega-3 Dietary Supplement Sales U.S. Omega-3 Dietary Supplement Sales
Fish Oil Usage Surpasses Multi-Vitamin
1. Fish Oil
2. Multi-Vitamin
3. Vitamin D
4. Calcium
5. Q-10 (cOq10)
Top 5 Supplements (Consumption Order)
Human Nutrition: Booming Supplement Market
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2007 2009
$1.9B
$2.9B
$-
$200
$400
$600
$800
$1,000
1995 1997 1999 2001 2003 2005 2007 2009
Functional
Foods
24%
Infant/Clinical
6%
Animal Feed
6%
Pharma
2%
Supplements
62%

Founded in 1984
Located in Irvine, California
Selling focus: health and well-being
Strong customer relationships in the
dietary supplements industry
Focused on high-value, higher margin
products

Human Nutrition: Acquisitive Growth
Background
Transaction Rationale
Increase offering to the in human nutrition
industry
Provides access to the top dietary supplement
manufacturers
Adds established distribution network for
omega-3 fatty acids (fish oil)
Adds line of non-marine products
Supports shifting customer demand
B2B ingredient supplier

Privately held company founded in 1993
Located near Chicago
Strong technology base in molecular
distillation and purification of nutritional
compounds
Existing producer of high purity omega-3’s
Customer base includes numerous Fortune
500 companies

Human Nutrition: Acquisitive Growth
Transaction Rationale
Vertical Integration:  Fills gap in OME’s fish oil
value chain
Proven Assets:  Unique opportunity to acquire
molecular distillation capacity accompanied with
processing and product development expertise
Strengthens Distribution Channel:  Broadens
product offerings, expands current customer
relationships and improves access to prospective
customers
Timing:  Acquisition provides immediate access;
avoids Greenfield construction delay
Background

Value Chain-Fish Oil for Human Nutrition
Refine Process
Harvest
Market &
Sell
(Cyvex)
Retail
Concen-
trate
(InCon)
Vertical integration allows Omega Protein to capture
additional value and further differentiate our fish oil

Plant Nutrition: Niche Opportunity

Nutritive Products
Source:  Omega Protein
OmegaGrow®
Organic fertilizer produces healthier, faster
growing plants
OmegaGrow® Plus
Provides the same benefits as OmegaGrow ®
but with 25% oil to enhance plant health and
fortification
Seacide®
Currently in process of bio-pesticide registration

Comprehensive In-House Research and Development Effort
OmegaPure Technology and Innovation Center completed in 2008
- Analytical Laboratory
- Pilot Plant from Oil Refinery
- AOCS/GOED certified for the analysis of marine oils
- Beverage and Emulsions Laboratory
- Commercial Kitchen and Bakery Laboratory
Supports Process Innovation
Enhances Menhaden Utilization
Provides for Novel Product Development
Benefits from Partnerships and Contracts with Universities
R&D Initiatives Support Growth

CANADA
UNITED
RUSSIA
NORTH
ATLANTIC
OCEAN
ALGERIA
LIBYA
EGYPT
IRAN
KAZAKHSTAN
MONGOLIA
MALI
NIGER
CHAD
SUDAN
BRAZIL
SOUTH
ATLANTIC
OCEAN
INDIAN
OCEAN
AUSTRALIA
INDIA
Greenland
ANGOLA
SOUTH
AFRICA
DEMOCRATIC
REPUBLIC
OF THE CONGO
ETHIOPIA
French Southern and Antarctic Lands

OMEGA PROTEIN

Global Distribution Network 19 Source: Omega Protein Optimize International Sales Maximize Pricing Enhance Margins

20 2010 exports represent over 50% of sales 2010 Sales Breakdown by Geography Asia 24.0% US 49.5% Latin America 6.8% Canada 8.0% Europe 11.7%

SMART BALANCE

SKRETTING

CKF
C.K. FOODS INC.

NUTRAMAX LABORATORIES, INC.
QUALITY BY DESIGN · PRODUCTS FOR LIFE

Nestlé PURINA
Unleash Your Potential

LAND O LAKES

Good For Life
IAMS

ADM

Cargill

RIDLEY FEED INGREDIENTS

Nature's Value Inc.

VETERINARIAN RECOMMENDED
Hill's SCIENCE DIET

Pfizer

CINDY'S KITCHEN
ALL NATURAL

EWOS

NBTY INC.

BioMar

ACCESS BUSINESS GROUP

LINNEA
QUALITY ASSURED

HUBBARD

Shaklee

OMEGA PROTEIN

Blue Chip Customers 21

Financial Performance
Gross Margin 2006-2010
(Million U.S. Dollar)
Revenue 2006-2010
(Million U.S. Dollar)

EBITDA 2006-2010
(Million U.S. Dollar)
Net Income 2006-2010
(Million U.S. Dollar)
Source:  Omega Protein
$0
$50
$100
$150
$200
2006 2007 2008 2009 2010
$140 $157 $177 $165 $168
$0
$20
$40
$60
2006 2007 2008 2009 2010
$21 $40 $37
$8
$45
0%
10%
20%
30%
EBITDA EBITDA Margin
15%
26%
21%
5%
27%
0%
10%
20%
30%
40%
2006 2007 2008 2009 2010
$0
$20
$40
$60
Gross Profit Gross Margin
-$10
-$5
$0
$5
$10
$15
$20
-$6
2006 2007 2008 2009 2010
$5 $12 $13 $18
17%
22%
24%
5%
29%

Financial Performance
Capital Expenditures
(Million U.S. Dollar)
Cash Balance
(Million U.S. Dollar)

Debt Balance
(Million U.S. Dollar)
Source:  Omega Protein
Debt Debt/EBITDA
$8 $19 $14
$2
$20
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
$20 $8 $23 $18 $16
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
$75 $65 $61 $28 $35
3.6X
1.6X
1.7X
3.0X
0.8X
0.00
1.00
2.00
3.00
4.00
$0
$20
$40
$60
$80
2006 2007 2008 2009 2010

Why OME?
Compelling fundamentals
Growing populations and standards of living
Increased demand for high quality protein
Supply/demand imbalance for fish meal and fish oil
Opportunities for organic growth
Expand products for human nutrition
R&D-driven new product development / enhancements
Production improvements
Focus on acquisitions
Potential to add new product lines
Target new products or markets
Strong balance sheet